Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF - MAY

FT Cboe Vest U.S. Equity Deep Buffer ETF - MAY

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated MAY 23, 2022

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On May 20, 2022, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of May 23, 2022. The new Target Outcome Period will end on May 19, 2023. The cap for each Fund for the Target Outcome Period beginning on May 23, 2022 is set forth below.

FT Cboe Vest U.S. Equity Buffer ETF - MAY (FMAY)	20.45% (before fees, expenses and taxes) 19.60% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Deep Buffer ETF - MAY (DMAY)	13.93% (before fees, expenses and taxes) 13.08% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference